Exhibit 99.1
LETTER OF TRANSMITTAL
for
Tender of All Outstanding
Series A 7.50% Notes due June 1, 2017
in Exchange for
Series B 7.50% Notes due June 1, 2017
of
Platinum Underwriters Finance, Inc.
Unconditionally Guaranteed by
Platinum Underwriters Holdings, Ltd.
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [                        ], 2005 (THE “EXPIRATION DATE”) UNLESS EXTENDED BY PLATINUM UNDERWRITERS FINANCE, INC.
The Exchange Agent (the “Exchange Agent”) is:
JPMORGAN CHASE BANK, N.A.
For Delivery by Regular, Registered or Certified Mail, or Overnight Delivery:
JPMorgan Chase Bank, N.A.
2001 Bryant Street — 10th Floor
Dallas, Texas 75201
Attention: Worldwide Securities Services
By Hand:
JPMorgan Chase Bank, N.A.
4 New York Plaza
Ground Floor Window
New York, New York 10004
Attention: Worldwide Securities Services
By Facsimile Transmission (for Eligible Guarantor Institutions Only):
(214) 468-6494
Attention: Frank Ivins
For Information Call:
(800) 275-2048
Attention: Customer Service
For Confirmation by Telephone:
(214) 468-6464
Attention: Frank Ivins
DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

      The undersigned acknowledges receipt of the Prospectus dated [                    ], 2005 (the “Prospectus”) of Platinum Underwriters Finance, Inc. (“Platinum Finance”) and Platinum Underwriters Holdings, Ltd. (“Platinum Holdings”), and this Letter of Transmittal (the “Letter of Transmittal”), which together describe the offer to exchange (the “Exchange Offer”) the outstanding Series A 7.50% Notes due June 1, 2017 issued by Platinum Finance and unconditionally guaranteed by Platinum Holdings (the “Outstanding Notes”) for the Series B 7.50% Notes due June 1, 2017 issued by Platinum Finance and unconditionally guaranteed by Platinum Holdings (the “Exchange Notes” and, together with the Outstanding Notes, the “Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), from the holders thereof. Platinum Finance is a wholly-owned indirect subsidiary of Platinum Holdings.
      The terms of the Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Outstanding Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus) and are not subject to certain covenants regarding registration under the Securities Act.
      Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.
      YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.
      The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.
PLEASE READ THE ENTIRE
LETTER OF TRANSMITTAL AND THE PROSPECTUS
CAREFULLY BEFORE CHECKING ANY BOX BELOW.
      List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OUTSTANDING NOTES TENDERED HEREWITH

Aggregate
Principal Amount
Represented
Name(s) and Address(es) of Registered Holder(s)	Certificate	Outstanding	Principal Amount
(Please fill in)	Number(s)*	Notes**	Tendered**

Total

* Need not be completed by book-entry holders.
** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Outstanding Notes. See Instruction 2.

      Holders of Outstanding Notes whose Outstanding Notes are not immediately available or who cannot deliver all other required documents to the Exchange Agent prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus.
      Unless the context otherwise requires, the term “holder” for purposes of this Letter of Transmittal means any person in whose name Outstanding Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Outstanding Notes are held of record by The Depository Trust Company (“DTC”), Euroclear Bank S.A./ N.V. (“Euroclear”) or Clearstream Banking Luxembourg (“Clearstream Banking”).

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
Name of Tendering Institution(s)

DTC, Euroclear or Clearstream Banking Book-Entry Account Number

Transaction Code Number

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:
Name of Registered Holder(s)

Window Ticket Number (if any)

Name of Eligible Guarantor Institution that Guaranteed Delivery

Date of Execution of Notice of Guaranteed Delivery

If Delivered by Book-Entry Transfer
Name of Tendering Institution

Account Number

Transaction Code Number

☐	CHECK HERE IF EXCHANGE NOTES ARE TO BE DELIVERED TO PERSON OTHER THAN PERSON SIGNING THIS LETTER OF TRANSMITTAL:
Name

Address

☐	CHECK HERE IF EXCHANGE NOTES ARE TO BE DELIVERED TO ADDRESS DIFFERENT FROM THAT LISTED ELSEWHERE IN THIS LETTER OF TRANSMITTAL:
Name

Address

☐	CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED OUTSTANDING NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:
Name

Address

      The undersigned represents to Platinum Finance and Platinum Holdings that, among other things, (i) any Exchange Notes that it receives will be acquired in the ordinary course of its business; (ii) it has no arrangement or understanding with any person or entity to participate in a distribution of the Exchange Notes; (iii) if it is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Notes; (iv) if it is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, that it will deliver a prospectus, as required by law, in connection with any resale of such Exchange Notes; (v) it is not an “affiliate,” as defined in Rule 405 of the Securities Act, of Platinum Finance or Platinum Holdings or, if it is an affiliate, it will comply with any applicable registration and prospectus delivery requirements of the Securities Act; and (vi) it is not acting on behalf of any person who could not truthfully make the foregoing representations.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:
      Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Platinum Finance the principal amount of the Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Outstanding Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, Platinum Finance all right, title and interest in and to such Outstanding Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of Platinum Finance and Platinum Holdings in connection with the Exchange Offer) to cause the Outstanding Notes to be assigned, transferred and exchanged.
      The undersigned represents and warrants that it has full power and authority to tender, exchange, sell, assign and transfer the Outstanding Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Outstanding Notes, and that, when the same are accepted for exchange, Platinum Finance will acquire good and unencumbered title to the tendered Outstanding Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Platinum Finance and Platinum Holdings to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Outstanding Notes or transfer ownership of such Outstanding Notes on the account books maintained by DTC, Euroclear or Clearstream Banking, as the case may be. The undersigned further agrees that acceptance of any and all validly tendered Outstanding Notes by Platinum Finance and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by Platinum Finance and Platinum Holdings of their obligations set forth in Section 2 of the Exchange and Registration Rights Agreement (the “Exchange and Registration Rights Agreement”), dated as of May 26, 2005, among Platinum Finance, Platinum Holdings and Goldman, Sachs & Co., the initial purchaser of the Outstanding Notes, and that Platinum Finance and Platinum Holdings shall have no further obligations or liabilities thereunder. The undersigned will comply with its obligations under the Exchange and Registration Rights Agreement. The undersigned has read and agrees to all terms of the Exchange Offer.
      The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption “The Exchange Offer — Certain Conditions to the Exchange Offer.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by Platinum Finance and Platinum Holdings), as more particularly set forth in the Prospectus, Platinum Finance may not be required to exchange any of the Outstanding Notes tendered hereby and, in such event, the Outstanding Notes not exchanged will be returned to the undersigned at the address shown below unless indicated otherwise above, promptly following the expiration or termination of the Exchange Offer. In addition, Platinum Finance and Platinum Holdings may amend the Exchange Offer at any time prior to the Expiration Date if any of the conditions set forth under “The Exchange Offer — Certain Conditions to the Exchange Offer” occur.
      The undersigned understands that tenders of Outstanding Notes pursuant to any one of the procedures described in the Prospectus and in the instructions attached hereto will, upon Platinum Finance’s acceptance for exchange of such tendered Outstanding Notes, constitute a binding agreement between the undersigned and Platinum Finance upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under circumstances set forth in the Prospectus, Platinum Finance may not be required to accept for exchange any of the Outstanding Notes.
      By tendering Outstanding Notes and executing this Letter of Transmittal, the undersigned represents that, among other things, (i) any Exchange Notes that it receives will be acquired in the ordinary course of its business; (ii) it has no arrangement or understanding with any person or entity to participate in a distribution of the Exchange Notes; (iii) if it is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Notes; (iv) if it is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, that it will deliver a prospectus, as required by law, in connection with any resale of such Exchange Notes; (v) it is not an “affiliate,” as defined in Rule 405 of the Securities Act, of Platinum Finance or Platinum Holdings or, if it is an affiliate, it will comply with any applicable registration and prospectus delivery requirements of the Securities Act; and (vi) it is not acting on behalf of any person who could not truthfully make the foregoing representations.
      By acknowledging that you, as such a broker-dealer, will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes, you will not be deemed to admit that you are an “underwriter” within the meaning of the Securities Act.
      Any holder of Outstanding Notes using the Exchange Offer to participate in a distribution of the Exchange Notes (i) cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in its interpretive letters and (ii) must comply with the registration and prospectus requirements of the Securities Act in connection with a secondary resale transaction.
      All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Outstanding Notes may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal. Except as stated in the Prospectus, this tender is irrevocable.
      Certificates for all Exchange Notes delivered in exchange for tendered Outstanding Notes and any Outstanding Notes delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.
      The undersigned, by completing the box entitled “Description of Outstanding Notes Tendered Herewith” above and signing this letter, will be deemed to have tendered the Outstanding Notes as set forth in such box.

TENDERING HOLDER(S) SIGN HERE
(Complete accompanying substitute Form W-9 or applicable Form W-8)
      MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S) FOR OUTSTANDING NOTES HEREBY TENDERED OR IN WHOSE NAME OUTSTANDING NOTES ARE REGISTERED ON THE BOOKS OF DTC, EUROCLEAR OR CLEARSTREAM BANKING OR ONE OF THEIR PARTICIPANTS, OR BY ANY PERSON(S) AUTHORIZED TO BECOME THE REGISTERED HOLDER(S) BY ENDORSEMENTS AND DOCUMENTS TRANSMITTED HEREWITH. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OF A CORPORATION OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE SET FORTH THE FULL TITLE OF SUCH PERSON. SEE INSTRUCTION 3.

(Signature(s) of Holder(s))
Date

Name (s)

(Please Print)
Capacity (full title)

Address

(Including Zip Code)

Daytime Area Code and Telephone No.

Taxpayer Identification No. [if applicable]

GUARANTEE OF SIGNATURE(S)
(IF REQUIRED — SEE INSTRUCTION 3)
Authorized Signature

Dated

Name

Title

Name of Firm

Address of Firm

(Include Zip Code)
Area Code and Telephone No.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3 and 4)
   To be completed ONLY if Exchange Notes or Outstanding Notes not tendered are to be issued in the name of someone other than the registered holder of the Outstanding Notes whose name(s) appear(s) above.

Issue:	☐ Outstanding Notes not tendered to: ☐ Exchange Notes to:
Name(s)

(Please Print)
Address

(Include Zip Code)
Daytime Area Code and Telephone No.

Tax Identification No.

[if applicable]
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3 and 4)
   To be completed ONLY if Exchange Notes or Outstanding Notes not tendered are to be delivered to someone other than the registered holder of the Outstanding Notes whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

Mail:	☐ Outstanding Notes not tendered to: ☐ Exchange Notes to:
Name(s)

(Please Print)
Address

(Include Zip Code)
Area Code and Telephone No.

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Exchange Offer

1.	Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.
      A holder of Outstanding Notes may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Outstanding Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above prior to the Expiration Date, or (ii) complying with the procedure for book-entry transfer described below, or (iii) complying with the guaranteed delivery procedures described below.
      Holders of Outstanding Notes who are DTC participants may tender Outstanding Notes by book-entry transfer by crediting the Outstanding Notes to the Exchange Agent’s account at DTC in accordance with DTC’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offer. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. Any participant in Euroclear or Clearstream Banking may make book-entry delivery of Regulation S unregistered Outstanding Notes by causing Euroclear or Clearstream Banking to transfer such Outstanding Notes into the exchange agent’s account at DTC in accordance with established procedures between DTC and Euroclear or Clearstream Banking for transfer. In either of the above circumstances, DTC will then send a computer-generated message (an “Agent’s Message”) to the Exchange Agent for its acceptance in which the holder of the Outstanding Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal and the tendering DTC, Euroclear or Clearstream Banking participant, as the case may be, confirms on behalf of itself and the beneficial owners of such Outstanding Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. In the case of an Agent’s Message relating to guaranteed delivery, such Agent’s Message confirms that the participant has received and agrees to be bound by the applicable Notice of Guaranteed Delivery.
      Delivery of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message. DTC, Euroclear or Clearstream Banking participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through DTC’s ATOP, or Euroclear’s or Clearstream Banking’s respective standard operating procedures for electronic tenders, as the case may be.
      THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OUTSTANDING NOTES AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER, AND EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. RATHER THAN MAIL THESE ITEMS, WE RECOMMEND THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, HOLDERS SHOULD ALLOW SUFFICIENT TIME TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTERS OF TRANSMITTAL OR OUTSTANDING NOTES SHOULD BE SENT TO PLATINUM FINANCE OR PLATINUM HOLDINGS.
      Holders whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and all other required documents to the Exchange Agent prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their Outstanding Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Guarantor Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Guarantor Institution either a properly completed and duly executed Notice of Guaranteed Delivery, by facsimile transmission, mail or hand delivery, or a properly transmitted agent’s message relating to guaranteed delivery, setting forth the name and address of the tendering holder, the names in which such

Outstanding Notes are registered, and, if applicable, the certificate numbers of the Outstanding Notes to be tendered; and (iii) all tendered Outstanding Notes (or a confirmation of any book-entry transfer of such Outstanding Notes into the Exchange Agent’s account at a book-entry transfer facility) as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal or an agent’s message, must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, as defined in and as provided in the Prospectus.
      No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Outstanding Notes for exchange.

2.	Partial Tenders; Withdrawals.
      If less than the entire principal amount of Outstanding Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the aggregate principal amount of Outstanding Notes tendered in the box entitled “Description of Outstanding Notes Tendered Herewith.” A newly issued certificate for the Outstanding Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.
      If not yet accepted, holders of outstanding Notes may withdraw their tenders not later than the close of business on the last exchange date.
      For a withdrawal to be effective: (i) the Exchange Agent must receive a written notice of withdrawal, which notice may be by facsimile transmission or letter of withdrawal at the address for the Exchange Agent set forth above; or (ii) for DTC, Euroclear or Clearstream Banking participants, holders must comply with their respective standard operating procedures for electronic tenders and the Exchange Agent must receive an electronic notice of withdrawal from DTC. Any notice of withdrawal must: (i) specify the name of the person who tendered the Outstanding Notes to be withdrawn; (ii) identify the Outstanding Notes to be withdrawn, including the principal amount of the Outstanding Notes; (iii) where certificates for Outstanding Notes have been transmitted, specify the name in which the Outstanding Notes were registered, if different from that of the withdrawing holder; and (iv) contain a statement that the holder is withdrawing its election to have the Notes exchanged. If certificates for Outstanding Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of the certificates, the withdrawing holder must also submit: (i) the serial numbers of the particular certificates to be withdrawn; and (ii) a signed notice of withdrawal with signatures guaranteed by an eligible guarantor institution unless the holder is an eligible guarantor institution. If Outstanding Notes have been tendered pursuant to the procedure for book-entry, any notice of withdrawal must specify the name and number of the account at DTC, Euroclear or Clearstream Banking to be credited with the withdrawn Outstanding Notes and otherwise comply with the procedures of the facility. All questions as to the validity, form and eligibility, including time of receipt, of the notices, will be determined by Platinum Finance, and such determination will be final and binding on all parties.
      Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Outstanding Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent’s account at the book entry transfer facility pursuant to the book-entry transfer procedures described above, such Outstanding Notes will be credited to an account with such book-entry transfer facility specified by the holder) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Outstanding Notes may be re-tendered by following one of the procedures described under the caption “The Exchange Offer-Procedures for Tendering” in the Prospectus at any time prior to the Expiration Date.

3.	Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantees of Signatures.
      If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

      If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.
      If a number of Outstanding Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Outstanding Notes.
      When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include any entity whose name appears on a security listing as the owner of the Outstanding Notes) of Outstanding Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.
      If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Outstanding Notes listed, such Outstanding Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to Platinum Finance and Platinum Holdings and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Outstanding Notes.
      If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Platinum Finance and Platinum Holdings, proper evidence satisfactory to Platinum Finance and Platinum Holdings of their authority so to act must be submitted.
      Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Guarantor Institution.
      Signatures on this Letter of Transmittal must be guaranteed by an Eligible Guarantor Institution, unless Outstanding Notes are tendered: (i) by a holder who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal; or (ii) for the account of an Eligible Guarantor Institution (as defined below). In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an Eligible Guarantor Institution which is a member of a firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or another “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Guarantor Institution”). If Outstanding Notes are registered in the name of a person other than the signer of this Letter of Transmittal, the Outstanding Notes surrendered for exchange must be endorsed by, or be accompanied by a properly completed bond power, in satisfactory form as determined by Platinum Finance and Platinum Holdings, in their sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Guarantor Institution.

4.	Special Issuance and Delivery Instructions.
      Tendering holders should indicate, as applicable, the name and address to which the Exchange Notes or certificates for Outstanding Notes not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, if applicable, the tax identification number of the person named must also be indicated.
      Holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate.

5.	Transfer Taxes.
      Except as set forth in this Instruction 5, Platinum Finance and Platinum Holdings will pay or cause to be paid any transfer taxes with respect to the transfer of Outstanding Notes to it, or to its order, pursuant to the Exchange Offer. If Exchange Notes are to be issued or delivered to, or if Outstanding Notes not tendered or exchanged are to be registered in the name of, any persons other than the registered owners, or if tendered Outstanding Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such other person will be billed to the holder unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted. If a transfer tax is imposed for any reason other than the exchange of Outstanding Notes under the Exchange Offer, such transfer tax will be billed to the tendering holder.

6.	Waiver of Conditions.
      Platinum Finance and Platinum Holdings reserve the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

7.	Mutilated, Lost, Stolen or Destroyed Securities.
      Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated below for further instructions.

8.	Substitute Form W-9 or Form W-8.
      Each holder of Outstanding Notes (other than foreign holders) whose outstanding Notes are accepted for exchange (or other recipient of any Exchange Notes) is required to provide the Exchange Agent with a correct taxpayer identification number (“TIN”) (generally the holder’s Social Security or federal employer identification number) and certain other information, on Substitute Form W-9, which is provided under “Important Tax Information” below, and to certify that the holder (or other person) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the holder (or other person) to a $50 penalty imposed by the Internal Revenue Service and 28% backup withholding tax on payments made in connection with the Outstanding Notes or Exchange Notes. The box in Part 3 of the Substitute Form W-9 may be checked if the holder (or other person) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and a TIN is not provided by the time any payment is made in connection with the Outstanding Notes, 28% of all such payments will be withheld until a TIN is provided and, if a TIN is not provided within 60 days, such withheld amounts will be paid over to the Internal Revenue Service. A foreign holder of Outstanding Notes whose Outstanding Notes are accepted for exchange (or other recipient of any Exchange Notes) is required to provide the Exchange Agent with a properly completed Internal Revenue Service Form W-8BEN or other appropriate Form W-8.

9.	Requests for Assistance or Additional Copies.
      Questions relating to the Exchange Offer, the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above.

10.	Irregularities
      All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Outstanding Notes will be resolved by Platinum Finance, whose determination will be final and binding. Platinum Finance and Platinum Holdings reserve the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of counsel for Platinum Finance and Platinum Holdings, be unlawful. Platinum Finance and Platinum Holdings also reserve the right to waive any irregularities or conditions of tender as to the particular Outstanding Notes covered by any Letter of Transmittal or tendered pursuant to such Letter of Transmittal. Neither Platinum Finance, Platinum Holdings, the Exchange Agent nor any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. Platinum Finance’s interpretation of the terms and conditions of the Exchange Offer shall be final and binding.
      IMPORTANT: This Letter of Transmittal or a facsimile or copy thereof (together with certificates of Outstanding Notes or confirmation of book-entry transfer and all other required documents) or a Notice of Guaranteed Delivery must be received by the Exchange Agent prior to the Expiration Date.

IMPORTANT TAX INFORMATION

1.	U.S. holders
      Under federal income tax law, a U.S. holder whose tendered Outstanding Notes are accepted for exchange is required to provide the Exchange Agent with the holder’s current TIN on Substitute Form W-9 below, or, alternatively, to establish another basis for an exemption from backup withholding. If the U.S. holder is an individual, the TIN is his or her Social Security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any payment made to the holder or other payee with respect to Outstanding Notes exchanged pursuant to the Exchange Offer may be subject to a 28% back-up withholding tax.
      Certain U.S. holders of Outstanding Notes (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. However, exempt holders of Outstanding Notes should indicate their exempt status on Substitute Form W-9. For example, a corporation should complete the Substitute Form W-9, providing its TIN and indicating that it is exempt from backup withholding. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions.
      If backup withholding applies, the Paying Agent is required to withhold 28% of any payments made to the holder of Outstanding Notes or Exchange Notes or other payee. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

2.	Non-U.S. holders
      Under federal income tax law, a non-U.S. holder that (i) is not a bank for U.S. federal income tax purposes, whose receipt of interest on the Exchange Note would be described in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended and (ii) certifies on Form W-8BEN (or other permissible form) under penalties of perjury that it is a non-U.S. holder and provides its name and address will generally not be subject to withholding or backup withholding.
      If withholding applies, the Paying Agent is required to withhold 30% of any payments made to the non-U.S. holder of Outstanding Notes or Exchange Notes. If backup withholding applies, the Paying Agent is required to withhold 28% of any payments made to the holder of Outstanding Notes or Exchange Notes or other payee. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PAYER’S NAME: Platinum Underwriters Finance, Inc.

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Name Social Security Number or Employer Identification Number Part 3 — Awaiting TIN [ ]

Part 2 — Certification — Under the penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).

CERTIFICATE INSTRUCTIONS — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2). The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE

DATE

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.
SIGNATURE

DATE

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
      Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer. Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:		Give the TIN number of:

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined fund, the first individual on the account.(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.a.	The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(l) educational or other
b.	So-called not a legal or valid trust under state law	The actual owner trust that is
5.	Sole proprietorship	The owner(3)

For this type of account:		Give the TIN number of:

6.	Sole proprietorship	The owner(3)
7.	A valid trust, estate or pension trust	The legal entity(4)
8.	Corporate	The corporation
9.	Association, club, religious, charitable, tax-exempt organization account	The organization
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)
NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number
      If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number or Form W-7, Application for IRS Individual Taxpayer Identification Number, by visiting www.irs.gov or calling 1 (800) TAX-FORM, and apply for a number.
Payees Exempt from Backup Withholding
Payees specifically exempted from withholding include:

•	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•	The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

•	An international organization or any agency or instrumentality thereof.

•	A foreign government and any political subdivision, agency or instrumentality thereof.
Payees that may be exempt from backup withholding include:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A middleman known in the investment community as a nominee or custodian.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A foreign central bank of issue.
Payments of dividends and patronage dividends generally exempt from backup withholding include:

•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.
Payments of interest generally exempt from backup withholding include:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•	Payments described in Section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage interest paid to you.
      Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.
      Exempt payees described above must file Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.
      Privacy Act Notice. Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.
Penalties
      (1) Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
      (2) Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
      (3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.